MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT TWO WORLD TRADE CENTER,
SECURITIES INC.                                         NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS FEBRUARY 28, 2001

DEAR SHAREHOLDER:

Early in the fiscal year ended February 28, 2001, a confluence of events raised concerns about a slowdown in the deployment of new technology, which in turn led to a sharp correction in the Nasdaq and new-economy stocks. These events included an attempt by the Department of Justice to split up Microsoft and comments by President Clinton regarding potential controls on the patenting of intellectual property in the genomics area. Additionally, the Federal Reserve Board raised the federal funds rate a total of 75 basis points early in the period, prompted by evidence that the economy was overheating.

Toward the end of calendar year 2000, the economy began to show signs of decelerating, as retail sales, construction spending and employment registered weaker numbers than expected. In response to this softening, the Fed lowered the federal funds rate 100 basis points in January 2001, offsetting its earlier increases.

NATURAL RESOURCES OVERVIEW

Throughout 2000, energy prices remained strong, apparently unimpeded by increases in crude oil production by OPEC members, accumulating evidence of a slower economy overall and an upsurge in drilling activity over that of the previous year. In North America, natural gas prices rose as it became clear that the heightened drilling activity was barely keeping production stable year-over-year.

California's highly publicized delivery problem has sharpened awareness of the role that demand for electricity plays in the context of overall energy consumption. The solutions proposed so far don't seem to include compelling incentives for users to adjust their consumption patterns, suggesting that the demand for electricity could well remain strong even though many industrial users have curtailed consumption in response to price increases. Because most new electricity-generating capacity in the United States is expected to be gas fired, the inability thus far of the gas industry to deliver meaningful new volume from

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. LETTER TO THE SHAREHOLDERS FEBRUARY 28, 2001, CONTINUED

drilling supports the argument for strong gas price trends, at least over the near term. Recent weather patterns reinforce this case, with relatively light snowfall signifying less spring runoff in the Pacific Northwest, and consequently a diminished contribution from hydroelectric plants, meaning that electricity providers will likely have to rely further on other sources of supply.

Although energy prices affect their production costs negatively, we believe that basic materials may benefit to the extent that significant capacity was idled in 2000. One large copper producer may curtail production levels significantly in North America, and paper companies have announced plans for downtime at several plants. The prices of steel products and gold were near 20-year lows at fiscal year-end, but platinum-group metals have exhibited strong pricing as the adoption of tighter clean air standards has driven up use of automobile catalytic converters globally.

PERFORMANCE AND PORTFOLIO

For the 12-month period ended February 28, 2001, the Class B shares of Morgan Stanley Dean Witter Natural Resource Development Securities generated a total return of 18.47 percent, compared to -8.19 percent for the Standard & Poor's 500 Index (S&P 500). Over the same period, the Fund's Class A, C and D shares returned 19.38 percent, 18.52 percent and 19.68 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the S&P 500.

The Fund's notable outperformance of the S&P 500 can be attributed to its investments in oil and gas production, refining, oilfield services and contract drilling. Investments in chemicals, paper and certain metals were detrimental to the Fund's performance during the period. In short, much of energy did well but other hard commodities, while inexpensive on valuation measures, fared relatively poorly, reflecting challenges imposed by energy costs, a competitive euro and cautious purchasers. At the end of February, the Fund held 74 equity positions across 22 industries and was approximately 94.6 percent invested, with the balance in cash equivalents. Holdings trimmed or sold during the period included Enron, Bemis, Occidental, Hercules, Seitel, Avery Dennison, Inco, Global Industries, Reliance Steel, Bethlehem Steel and Pharmacia. Positions initiated or added to included BP, Royal Dutch, AKSteel, Anadarko, Solutia, Georgia-Pacific, CMS Energy, McDermott International, Sealed Air, Millipore, Chevron, Air Products and Santa Fe International.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. LETTER TO THE SHAREHOLDERS FEBRUARY 28, 2001, CONTINUED

LOOKING AHEAD

We do not believe that strong energy prices will pose much inflationary risk, even in the U.S. economy's currently weakened state. While headlines have focused on domestic availability of natural gas and electricity, we believe that growth within the resources sector will hinge in part on conditions outside the United States. The markets are keen to determine whether Japan, in particular, can shift its economy away from protracted weakness and toward expansion.

In the Fund's semiannual report six months ago, we wrote that we would not be surprised to see crude oil prices ease as additional supplies made their way to market, but that strong natural gas prices might be more persistent. While this forecast has played out more or less as we envisioned, the prices of both remain well above historical averages.

We continue to view the resource sector overall as reflecting reasonably valued earnings and having desirable defensive characteristics.

We appreciate your ongoing support of Morgan Stanley Dean Witter Natural Resource Development Securities and look forward to continuing to serve your investment needs.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]             [/S/ MITCHELL M. MERIN]
CHARLES A. FIUMEFREDDO                   MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                    PRESIDENT

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT
SECURITIES INC.
FUND PERFORMANCE FEBRUARY 28, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Growth of $10,000 -- Class B Shares
($ in Thousands)

                     Fund  S&P 500(4)
February 1991     $10,000     $10,000
February 1992      $9,809     $11,602
February 1993     $11,115     $12,838
February 1994     $12,466     $13,904
February 1995     $12,308     $14,927
February 1996     $15,302     $20,101
February 1997     $18,498     $25,360
February 1998     $21,629     $34,233
February 1999     $15,877     $40,990
February 2000     $20,056     $45,798
February 2001  $23,760(3)     $42,045

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS C, AND
    CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                    AVERAGE ANNUAL TOTAL RETURNS
   ----------------------------------------------------------------------------------------------
                 CLASS A SHARES*                                  CLASS B SHARES**
   --------------------------------------------     ---------------------------------------------
   PERIOD ENDED 02/28/01                            PERIOD ENDED 02/28/01
   -------------------------                        -------------------------
   1 Year                     19.38%(1)  13.11%(2)  1 Year                     18.47%(1)   13.47%(2)
   From Inception (7/28/97)    3.29%(1)  1.75%(2)   5 Years                    9.20%(1)    8.92%(2)
                                                    10 Years                   9.04%(1)    9.04%(2)

                  CLASS C SHARES+                                   CLASS D SHARES++
   ---------------------------------------------      ---------------------------------------------
   PERIOD ENDED 02/28/01                              PERIOD ENDED 02/28/01
   -------------------------                          -------------------------
   1 Year                     18.52%(1)   17.52%(2)   1 Year                     19.68%(1)
   From Inception (7/28/97)   2.46%(1)    2.46%(2)    From Inception (7/28/97)   3.51%(1)

------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on February 28, 2001.
(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *   The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. PORTFOLIO OF INVESTMENTS FEBRUARY 28, 2001

NUMBER OF
 SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
           COMMON STOCKS (94.6%)
           BASIC ENERGY (33.6%)
           INTEGRATED OIL (20.2%)
 206,600   BP Amoco PLC (ADR) (United Kingdom)...................................  $ 10,247,360
  72,500   Chevron Corp..........................................................     6,210,350
  99,631   Conoco, Inc. (Class B)................................................     2,869,373
  55,000   Ente Nazionale Idrocarburi SpA (ADR) (Italy)..........................     3,616,250
 240,414   Exxon Mobil Corp......................................................    19,485,555
 142,000   Royal Dutch Petroleum Co. (ADR) (Netherlands).........................     8,282,860
                                                                                   ------------
                                                                                     50,711,748
                                                                                   ------------
           OIL & GAS PIPELINES (3.3%)
  60,000   El Paso Energy Corp...................................................     4,218,000
 100,000   Williams Companies, Inc. (The)........................................     4,170,000
                                                                                   ------------
                                                                                      8,388,000
                                                                                   ------------
           OIL & GAS PRODUCTION (5.0%)
  60,000   Anardarko Petroleum Corp..............................................     3,750,000
  50,000   Apache Corp...........................................................     2,935,000
  60,000   EOG Resources, Inc....................................................     2,616,000
  30,000   Kerr-McGee Corp.......................................................     1,939,200
  36,000   Talisman Energy, Inc. (Canada)*.......................................     1,298,880
                                                                                   ------------
                                                                                     12,539,080
                                                                                   ------------
           OIL REFINING/MARKETING (5.1%)
 125,000   Repsol S.A. (ADR) (Spain).............................................     2,126,250
 100,000   Sunoco, Inc...........................................................     3,324,000
  80,000   Total Fina Elf S.A. (ADR) (France)....................................     5,640,800
  60,000   USX-Marathon Group....................................................     1,657,200
                                                                                   ------------
                                                                                     12,748,250
                                                                                   ------------
           TOTAL BASIC ENERGY....................................................    84,387,078
                                                                                   ------------

           ENERGY DEVELOPMENT & TECHNOLOGY (29.6%)
           AEROSPACE & DEFENSE (1.3%)
  80,000   Goodrich (B.F.) Co. (The).............................................     3,235,200
                                                                                   ------------
           CONTRACT DRILLING (10.0%)
  75,000   ENSCO International Inc...............................................     2,858,250
  85,000   Global Marine, Inc.*..................................................     2,440,350
 110,000   Marine Drilling Companies, Inc.*......................................     3,206,500
  60,000   Nabors Industries, Inc.*..............................................     3,402,000
NUMBER OF
 SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
  65,000   Noble Drilling Corp.*.................................................  $  3,025,750
  40,000   Precision Drilling Corp. (Class A) (Canada)...........................     1,696,000
  97,500   Santa Fe International Corp...........................................     3,651,375
 100,357   Transocean Sedco Forex Inc............................................     4,830,182
                                                                                   ------------
                                                                                     25,110,407
                                                                                   ------------
           ELECTRIC UTILITIES (1.7%)
  85,000   CMS Energy Corp.......................................................     2,511,750
 105,000   Montana Power Co......................................................     1,895,250
                                                                                   ------------
                                                                                      4,407,000
                                                                                   ------------
           ELECTRICAL PRODUCTS (0.9%)
  35,000   Emerson Electric Co...................................................     2,341,500
                                                                                   ------------
           INDUSTRIAL CONGLOMERATES (2.8%)
  40,000   General Electric Co...................................................     1,860,000
  65,000   Honeywell International, Inc..........................................     3,036,150
  40,000   Tyco International Ltd. (Bermuda).....................................     2,186,000
                                                                                   ------------
                                                                                      7,082,150
                                                                                   ------------
           OILFIELD SERVICES/EQUIPMENT (12.9%)
  55,000   Baker Hughes Inc......................................................     2,156,000
  55,000   Cooper Cameron Corp.*.................................................     3,287,900
 136,500   Grant Prideco, Inc.*..................................................     2,493,855
 115,000   Halliburton Co........................................................     4,579,300
  80,000   National-Oilwell, Inc.*...............................................     2,896,000
  78,200   Schlumberger Ltd. (Netherlands).......................................     4,985,250
  30,000   Smith International, Inc.*............................................     2,268,000
 105,000   Stolt Comex Seaway, S.A.* (United Kingdom)............................     1,378,125
 109,750   Varco International, Inc.*............................................     2,461,692
 111,500   Weatherford International, Inc.*......................................     5,801,345
                                                                                   ------------
                                                                                     32,307,467
                                                                                   ------------

           TOTAL ENERGY DEVELOPMENT & TECHNOLOGY.................................    74,483,724
                                                                                   ------------

           METALS & BASIC MATERIALS (31.4%)
           ALUMINUM (2.2%)
 155,000   Alcoa, Inc............................................................     5,542,800
                                                                                   ------------
           CHEMICALS: AGRICULTURAL (0.8%)
 150,000   IMC Global Inc........................................................     2,062,500
                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. PORTFOLIO OF INVESTMENTS FEBRUARY 28, 2001, CONTINUED

NUMBER OF
 SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
           CHEMICALS: MAJOR DIVERSIFIED (2.1%)
  63,769   Du Pont (E.I.) de Nemours & Co., Inc..................................  $  2,786,068
 190,000   Solutia, Inc..........................................................     2,549,800
                                                                                   ------------
                                                                                      5,335,868
                                                                                   ------------
           CHEMICALS: SPECIALTY (4.5%)
  65,000   Air Products & Chemicals, Inc.........................................     2,635,750
  45,000   Crompton Corp.........................................................       535,500
  60,000   Cytec Industries, Inc.*...............................................     2,013,000
  40,000   FMC Corp.*............................................................     3,070,400
 150,000   Olin Corp.............................................................     3,112,500
                                                                                   ------------
                                                                                     11,367,150
                                                                                   ------------
           CONTAINERS/PACKAGING (2.0%)
  90,000   Sealed Air Corp.*.....................................................     3,523,500
  30,000   Temple-Inland, Inc....................................................     1,427,700
                                                                                   ------------
                                                                                      4,951,200
                                                                                   ------------
           INDUSTRIAL MACHINERY (2.0%)
  49,200   Ingersoll-Rand Co.....................................................     2,132,820
 220,000   McDermott International, Inc..........................................     2,849,000
                                                                                   ------------
                                                                                      4,981,820
                                                                                   ------------
           INDUSTRIAL SPECIALTIES (2.8%)
  78,500   Millipore Corp........................................................     4,121,250
  55,000   PPG Industries, Inc...................................................     2,810,500
                                                                                   ------------
                                                                                      6,931,750
                                                                                   ------------
           OTHER METALS/MINERALS (2.8%)
  30,000   Anglo American PLC (ADR) (United Kingdom).............................     1,950,000
 105,000   BHP Ltd. (ADR) (Australia)............................................     2,304,750
  60,000   Phelps Dodge Corp.....................................................     2,760,000
                                                                                   ------------
                                                                                      7,014,750
                                                                                   ------------
           PHARMACEUTICALS: MAJOR (0.9%)
  35,000   Bristol-Myers Squibb Co...............................................     2,219,350
                                                                                   ------------
           PRECIOUS METALS (7.1%)
  31,500   Anglogold Ltd. (South Africa).........................................     1,053,332
 125,000   Barrick Gold Corp. (Canada)...........................................     2,023,362
 100,000   Compania de Minas Buenaventura S.A. (ADR) (Peru)......................     1,622,000
 125,000   Franco Nevada Mining Corp. Ltd. (Canada)..............................     1,368,281
 300,000   Meridian Gold Inc.* (Canada)..........................................     2,100,000
  80,000   Newmont Mining Corp...................................................     1,348,000
 215,000   Placer Dome Inc. (Canada).............................................     2,014,550
 192,950   Stillwater Mining Co.*................................................     6,423,305
                                                                                   ------------
                                                                                     17,952,830
                                                                                   ------------
NUMBER OF
 SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
           PULP & PAPER (2.9%)
  40,000   Bowater, Inc..........................................................  $  2,013,200
 100,000   Georgia-Pacific Corp..................................................     3,001,000
  59,408   International Paper Co................................................     2,237,305
                                                                                   ------------
                                                                                      7,251,505
                                                                                   ------------
           STEEL (1.3%)
 150,000   AK Steel Holding Corp.................................................     1,429,500
  97,500   Allegheny Technologies Inc............................................     1,727,700
                                                                                   ------------
                                                                                      3,157,200
                                                                                   ------------

           TOTAL METALS & BASIC MATERIALS........................................    78,768,723
                                                                                   ------------

           TOTAL COMMON STOCKS
           (COST $183,973,586)...................................................   237,639,525
                                                                                   ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (5.3%)
           REPURCHASE AGREEMENT
 $13,153   Joint repurchase agreement account 5.46% due 03/01/01 (dated 02/28/00;
             proceeds $13,154,995) (a)
             (COST $13,153,000)..................................................    13,153,000
                                                                                   ------------

TOTAL INVESTMENTS
(COST $197,126,586) (B)...................................................................   99.9%    250,792,525

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.1         334,756
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 251,127,281
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a)  Collateralized by Federal Agency and U.S. Treasury Obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $64,236,766 and the aggregate gross unrealized depreciation is $10,570,827, resulting in net unrealized appreciation of $53,665,939.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001

ASSETS:
Investments in securities, at value (cost $197,126,586).......................................  $250,792,525
Cash..........................................................................................           985
Receivable for:
    Dividends.................................................................................       538,554
    Capital stock sold........................................................................       367,218
Prepaid expenses and other assets.............................................................        40,482
                                                                                                ------------
     TOTAL ASSETS.............................................................................   251,739,764
                                                                                                ------------
LIABILITIES:
Payable for:
    Capital stock repurchased.................................................................       213,927
    Plan of distribution fee..................................................................       158,185
    Investment management fee.................................................................       128,256
Accrued expenses and other payables...........................................................       112,115
                                                                                                ------------
     TOTAL LIABILITIES........................................................................       612,483
                                                                                                ------------
     NET ASSETS...............................................................................  $251,127,281
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $204,302,276
Net unrealized appreciation...................................................................    53,665,839
Accumulated undistributed net investment income...............................................        93,893
Accumulated net realized loss.................................................................    (6,934,727)
                                                                                                ------------
     NET ASSETS...............................................................................  $251,127,281
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................  $  1,655,906
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................       107,953
     NET ASSET VALUE PER SHARE................................................................        $15.34
                                                                                                ============
     MAXIMUM OFFERING PRICE PER SHARE,
      (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE).........................................        $16.19
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $199,043,696
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................    13,257,791
     NET ASSET VALUE PER SHARE................................................................        $15.01
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................  $  3,592,566
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................       239,894
     NET ASSET VALUE PER SHARE................................................................        $14.98
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................  $ 46,835,113
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................     3,033,253
     NET ASSET VALUE PER SHARE................................................................        $15.44
                                                                                                ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2001

NET INVESTMENT INCOME:
INCOME
Dividends (net of $127,468 foreign withholding tax)............................................  $ 3,575,832
Interest.......................................................................................      627,647
                                                                                                 -----------
     TOTAL INCOME..............................................................................    4,203,479
                                                                                                 -----------
EXPENSES
Plan of distribution fee (Class A shares)......................................................        3,660
Plan of distribution fee (Class B shares)......................................................    1,989,713
Plan of distribution fee (Class C shares)......................................................       34,960
Investment management fee......................................................................    1,522,256
Transfer agent fees and expenses...............................................................      309,384
Registration fees..............................................................................       70,991
Shareholder reports and notices................................................................       66,572
Professional fees..............................................................................       61,038
Directors' fees and expenses...................................................................       17,782
Custodian fees.................................................................................       17,426
Other..........................................................................................        6,181
                                                                                                 -----------
     TOTAL EXPENSES............................................................................    4,099,963
Less: amounts waived/reimbursed................................................................      (50,000)
                                                                                                 -----------
     NET EXPENSES..............................................................................    4,049,963
                                                                                                 -----------
     NET INVESTMENT INCOME.....................................................................      153,516
                                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain/loss on:
    Investments................................................................................   16,592,490
    Foreign exchange transactions..............................................................       (4,792)
                                                                                                 -----------
     NET GAIN..................................................................................   16,587,698
                                                                                                 -----------
Net change in unrealized appreciation on:
    Investments................................................................................   23,284,372
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies....................................................................          (68)
                                                                                                 -----------
     NET APPRECIATION..........................................................................   23,284,304
                                                                                                 -----------
     NET GAIN..................................................................................   39,872,002
                                                                                                 -----------
NET INCREASE...................................................................................  $40,025,518
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR       FOR THE YEAR
                                                                              ENDED              ENDED
                                                                        FEBRUARY 28, 2001  FEBRUARY 29, 2000
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................................    $    153,516       $    284,639
Net realized gain (loss)..............................................      16,587,698         (2,899,093)
Net change in unrealized appreciation.................................      23,284,304         44,575,453
                                                                          ------------       ------------

     NET INCREASE.....................................................      40,025,518         41,960,999
                                                                          ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares........................................................         (11,844)          --
Class C shares........................................................          (5,758)          --
Class D shares........................................................        (269,459)          --
                                                                          ------------       ------------

     TOTAL DIVIDENDS..................................................        (287,061)          --
                                                                          ------------       ------------

Net increase (decrease) from capital stock transactions...............     (14,541,926)        19,019,430
                                                                          ------------       ------------

     NET INCREASE.....................................................      25,196,531         60,980,429

NET ASSETS:
Beginning of period...................................................     225,930,750        164,950,321
                                                                          ------------       ------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $93,893 AND
    $232,230, RESPECTIVELY)...........................................    $251,127,281       $225,930,750
                                                                          ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Natural Resource Development Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund invests primarily in common stock of companies in the natural resources and related areas. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 2001, CONTINUED

time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or Federal Agency Obligations.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 2001, CONTINUED

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays an investment management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million.

The Investment Manager agreed to waive $50,000 in expenses as part of its acquisition of Morgan Stanley Dean Witter Precious Metals and Minerals Trust ("Precious Metals") (See Note 7).

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $10,247,065 at February 28, 2001.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 2001, CONTINUED

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representative may be reimbursed in the subsequent calendar year. For the year ended February 28, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $291,660 and $2,647, respectively and received $10,349 in front-end sales charges from sales of the Fund's
Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2001 aggregated $54,433,624 and $76,435,385, respectively.

For the year ended February 28, 2001, the Fund incurred brokerage commissions of $75,808 with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended February 28, 2001, the Fund incurred $1,575 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 2001, the Fund had transfer agent fees and expenses payable of approximately $1,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregated pension costs for the year ended February 28, 2001

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 2001, CONTINUED

included in Director's fees and expenses in the Statement of Operations amounted to $5,829. At February 28, 2001, the Fund had an accrued pension liability of $55,655 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                          FOR THE YEAR                 FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                        FEBRUARY 28, 2001           FEBRUARY 29, 2000
                                                                   ---------------------------  --------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  -------------
CLASS A SHARES
Sold.............................................................     200,519   $   3,015,692       501,579  $   6,207,930
Reinvestment of dividends........................................         754          10,825       --            --
Acquisition of Morgan Stanley Dean Witter Precious Metals and
 Minerals Trust..................................................      --             --             14,831        193,655
Redeemed.........................................................    (188,678)     (2,802,884)     (489,143)    (6,086,989)
                                                                   ----------   -------------   -----------  -------------
Net increase - Class A...........................................      12,595         223,633        27,267        314,596
                                                                   ----------   -------------   -----------  -------------

CLASS B SHARES
Sold.............................................................   5,694,344      81,973,016    10,273,562    132,548,979
Acquisition of Morgan Stanley Dean Witter Precious Metals and
 Minerals Trust..................................................      --             --          1,741,135     22,294,623
Redeemed.........................................................  (7,364,180)   (105,005,383)  (11,795,684)  (152,931,865)
                                                                   ----------   -------------   -----------  -------------
Net increase (decrease) - Class B................................  (1,669,836)    (23,032,367)      219,013      1,911,737
                                                                   ----------   -------------   -----------  -------------

CLASS C SHARES
Sold.............................................................     198,961       2,844,473       570,664      7,262,044
Reinvestment of dividends........................................  386.......           5,439       --            --
Acquisition of Morgan Stanley Dean Witter Precious Metals and
 Minerals Trust..................................................      --             --             87,974      1,125,516
Redeemed.........................................................    (209,074)     (2,972,216)     (536,497)    (6,936,145)
                                                                   ----------   -------------   -----------  -------------
Net increase (decrease) - Class C................................      (9,727)       (122,304)      122,141      1,451,415
                                                                   ----------   -------------   -----------  -------------

CLASS D SHARES
Sold.............................................................   2,705,193      39,644,341     4,002,845     54,945,407
Reinvestment of dividends........................................      11,055         159,527       --            --
Acquisition of Morgan Stanley Dean Witter Precious Metals and
 Minerals Trust..................................................      --             --              5,344         70,218
Redeemed.........................................................  (2,169,869)    (31,414,756)   (3,037,696)   (39,673,943)
                                                                   ----------   -------------   -----------  -------------
Net increase - Class D...........................................     546,379       8,389,112       970,493     15,341,682
                                                                   ----------   -------------   -----------  -------------
Net increase (decrease) in Fund..................................  (1,120,589)  $ (14,541,926)    1,338,914  $  19,019,430
                                                                   ==========   =============   ===========  =============

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 2001, CONTINUED

6. FEDERAL INCOME TAX STATUS

During the year ended February 28, 2001, the Fund utilized approximately $13,237,000 of its net capital loss carryover. At February 28, 2001, the Fund had a net capital loss carryover of approximately $7,201,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through February 28 of the following years:

         (AMOUNT IN THOUSANDS)
----------------------------------------
 2004       2005       2006       2007
-------   --------   --------   --------
$ 4,064    $1,355    $ 1,355     $  427
=======    ======    =======     ======

Due to the Fund's acquisition of Morgan Stanley Dean Witter Precious Metals and Minerals Trust ("Precious Metals"), utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, significantly reducing the total carryover available.

As of February 28, 2001, the Fund had temporary book/tax differences primarily attributable to capital loss defferals on wash sales and permanent book/tax differences primarily attributable to capital loss carryovers written off by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $23,634,885, accumulated undistributed net investment income was charged $4,792, and accumulated net realized loss was credited $23,639,677.

7. ACQUISITION OF MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST

On January 31, 2000, the Fund acquired all the net assets of Precious Metals based on the respective valuations as of the close of business on January 28, 2000, pursuant to a plan of reorganization approved by the shareholders of Precious Metals on December 21, 1999. The acquisition was accomplished by a tax-free exchange of 14,831 Class A shares of the Fund at a net asset value of $13.06 per share for 41,211 Class A shares of Precious Metals; 1,741,135
Class B shares of the Fund at a net asset value of $12.80 per share for 4,844,898 Class B shares of Precious Metals; 87,974 Class C shares of the Fund at a net asset value of $12.79 per share for 244,606 Class C shares of Precious Metals; and 5,344 Class D shares of the Fund at a net asset value of $13.13 per share for 15,024 Class D shares of Precious Metals. The net assets of the Fund and Precious Metals immediately before the acquisition were $207,641,293 and $23,684,012, respectively, including unrealized appreciation of $2,616,246 for Precious Metals. Immediately after the acquisition, the combined net assets of the Fund amounted to $231,325,305.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                               FOR THE PERIOD
                                  FOR THE PERIOD FEBRUARY 28.                  JULY 28, 1997*
                           -----------------------------------------               THROUGH
                            2001            2000**            1999            FEBRUARY 28, 1998
-----------------------------------------------------------------------------------------------
CLASS A SHARES++

SELECTED PER SHARE DATA:

Net asset value,
 beginning of period.....  $ 12.94          $ 10.15          $ 13.87               $ 14.44
                           -------          -------          -------               -------

Income (loss) from
 investment operations:
   Net investment
   income................     0.10             0.10             0.03                  0.04
   Net realized and
   unrealized gain
   (loss)................     2.40             2.69            (3.61)                (0.10)
                           -------          -------          -------               -------

Total income (loss) from
 investment operations...     2.50             2.79            (3.58)                (0.06)
                           -------          -------          -------               -------

Less dividends and
 distributions from:
   Net investment
   income................    (0.10)           --               --                  --
   Net realized gain.....    --               --               (0.14)                (0.51)
                           -------          -------          -------               -------

Total dividends and
 distributions...........    (0.10)           --               (0.14)                (0.51)
                           -------          -------          -------               -------

Net asset value, end of
 period..................  $ 15.34          $ 12.94          $ 10.15               $ 13.87
                           =======          =======          =======               =======

TOTAL RETURN+............    19.38%           27.49%          (26.04)%               (0.22)%(1)

RATIOS TO AVERAGE NET
ASSETS:
Expenses.................     1.03%(3)(4)      1.12%(3)         1.14 %(3)             1.11 %(2)

Net investment income....     0.69%(3)(4)      0.75%(3)         0.56 %(3)             0.45 %(2)

SUPPLEMENTAL DATA:
Net assets, end of
 period, in thousands....   $1,656           $1,233             $691                  $309

Portfolio turnover
 rate....................       23%              39%              26 %                  67 %

---------------------

 *   The date shares were first issued.
**   For the year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Investment Manager had not agreed to waive part of its investment management fee, the ratios of expenses and net investment income to average net assets would have been 1.05% and 0.67%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS CONTINUED

                                                                            FOR THE YEAR ENDED FEBRUARY 28
                                                     ----------------------------------------------------------------------------
                                                      2001++           2000**++          1999++          1998*++           1997
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period...............  $  12.67           $10.03           $13.81          $13.34           $ 12.70
                                                     --------           ------           ------          ------           -------

Income (loss) from investment operations:
   Net investment income (loss)....................     (0.02)           --               (0.04)          (0.02)            --
   Net realized and unrealized gain (loss).........      2.36             2.64            (3.60)           2.18              2.66
                                                     --------           ------           ------          ------           -------

Total income (loss) from investment operations.....      2.34             2.64            (3.64)           2.16              2.66
                                                     --------           ------           ------          ------           -------

Less dividends and distributions from:
   Net investment income...........................     --               --                --             (0.01)            (0.02)
   Net realized gain...............................     --               --               (0.14)          (1.68)            (2.00)
                                                     --------           ------           ------          ------           -------

Total dividends and distributions..................     --               --               (0.14)          (1.69)            (2.02)
                                                     --------           ------           ------          ------           -------

Net asset value, end of period.....................  $  15.01           $12.67           $10.03          $13.81           $ 13.34
                                                     ========           ======           ======          ======           =======

TOTAL RETURN+......................................     18.47 %          26.32 %         (26.60)%         16.93 %           20.88 %

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................      1.83 %(1)(2)     1.89 %(1)        1.90 %(1)       1.80 %            1.84 %

Net investment income (loss).......................     (0.11)%(1)(2)    (0.02)%(1)       (0.20)%(1)      (0.15)%            0.05 %

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands............  $199,044          $189,180          $147,527        $273,333         $247,989

Portfolio turnover rate............................        23 %             39 %             26 %            67 %             156 %

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
**   Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.
(2) If the Investment Manager had not agreed to waive part of its investment management fee, the ratios of expenses and net investment income to average net assets would have been 1.85% and (0.13)%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                               FOR THE PERIOD
                                                                   FOR THE PERIOD FEBRUARY 28,                 JULY 28, 1997*
                                                              --------------------------------------               THROUGH
                                                               2001           2000**           1999           FEBRUARY 28, 1998
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $12.66          $10.02          $13.81               $14.44
                                                              ------          ------          ------               ------

Income (loss) from investment operations:
   Net investment income (loss).............................   (0.01)           0.01           (0.02)               (0.02)
   Net realized and unrealized gain (loss)..................    2.35            2.63           (3.63)               (0.10)
                                                              ------          ------          ------               ------

Total income (loss) from investment operations..............    2.34            2.64           (3.65)               (0.12)
                                                              ------          ------          ------               ------

Less dividends and distributions from:
   Net investment income....................................   (0.02)           --              --                --
   Net realized gain........................................    --              --             (0.14)               (0.51)
                                                              ------          ------          ------               ------

Total dividends and distributions...........................   (0.02)           --             (0.14)               (0.51)
                                                              ------          ------          ------               ------

Net asset value, end of period..............................  $14.98          $12.66          $10.02               $13.81
                                                              ======          ======          ======               ======

TOTAL RETURN+...............................................   18.52 %         26.35 %        (26.67)%              (0.64)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................    1.83 %(3)(4)    1.89 %(3)       1.90 %(3)            1.87 %(2)

Net investment loss.........................................   (0.11)%(3)(4)   (0.02)%(3)      (0.20)%(3)           (0.23)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $3,593          $3,161          $1,278               $1,488

Portfolio turnover rate.....................................      23 %            39 %            26 %                 67 %

---------------------

 *   The date shares were first issued.
**   For the year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Investment Manager had not agreed to waive part of its investment fee, the ratios of expenses and net investment income to average net assets would have been 1.85% and (0.13)%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                          FOR THE PERIOD
                                           FOR THE PERIOD FEBRUARY 28,                    JULY 28, 1997*
                                   --------------------------------------------               THROUGH
                                     2001             2000**             1999            FEBRUARY 28, 1998
----------------------------------------------------------------------------------------------------------
CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value,
 beginning of period.....          $  13.01          $  10.19          $  13.89              $  14.44
                                   --------          --------          --------              --------

Income (loss) from
 investment operations:
   Net investment
   income................              0.13              0.12              0.05                  0.07
   Net realized and
   unrealized gain
   (loss)................              2.42              2.70             (3.61)                (0.11)
                                   --------          --------          --------              --------

Total income (loss) from
 investment operations...              2.55              2.82             (3.56)                (0.04)
                                   --------          --------          --------              --------

Less dividends and
 distributions from:
   Net investment
   income................             (0.12)            --                --                  --
   Net realized gain.....             --                --                (0.14)                (0.51)
                                   --------          --------          --------              --------

Total dividends and
 distributions...........             (0.12)            --                (0.14)                (0.51)
                                   --------          --------          --------              --------

Net asset value, end of
 period..................          $  15.44          $  13.01          $  10.19              $  13.89
                                   ========          ========          ========              ========

TOTAL RETURN+............             19.68%            27.67%           (25.86)%               (0.08)%(1)

RATIOS TO AVERAGE NET
ASSETS:
Expenses.................              0.83%(3)(4)       0.89%(3)          0.90 %(3)             0.84 %(2)

Net investment income....              0.89%(3)(4)       0.98%(3)          0.80 %(3)             0.82 %(2)

SUPPLEMENTAL DATA:
Net assets, end of
 period, in thousands....          $ 46,835          $ 32,356          $ 15,454              $ 13,161

Portfolio turnover
 rate....................                23%               39%               26 %                  67 %

---------------------

 * The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
**   For the year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Investment Manager had not agreed to waive part of its investment management fee, the ratios of expenses and net investment income to average net assets would have been 0.85% and 0.87%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT
SECURITIES INC.
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Natural Resource Development Securities Inc. (the "Fund"), including the portfolio of investments, as of February 28, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 29, 2000 and the financial highlights for each of the respective stated periods ended February 29, 2000 were audited by other independent accountants whose report, dated April 14, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Natural Resource Development Securities Inc. as of February 28, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
APRIL 12, 2001

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

       During the fiscal year ended February 28, 2001, 100% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations.
       Of the Fund's ordinary income dividends paid during the fiscal year, 4.81% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

David F. Myers
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.





MORGAN STANLEY
DEAN WITTER
NATURAL RESOURCE
DEVELOPMENT
SECURITIES


[PHOTO]


ANNUAL REPORT
FEBRUARY 28, 2001